THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT to OPTION FOR A LICENSE AGREEMENT

This Second Amendment entered into on the date of last signature to this First Amendment by and between MacroGenics, Inc. a Delaware corporation having a principal office located at 9704 Medical Center Drive, Rockville, MD 20850 (“MacroGenics”) ″), and Les Laboratoires Servier, a company organized and existing under the laws of France, having a principal office located at 50 rue Carnot 92284 Suresnes (“LLS”) and Institut de Recherches Servier, a company organized and existing under the laws of France, having a principal office located at 3 rue de la République - 92150 Suresnes - France (“IdRS”) and LLS and IdRS hereinafter collectively referred to as “Servier”). MacroGenics and Servier are each referred to herein by name or as a “Party” or, collectively, as “Parties.”
WHEREAS, Servier and MacroGenics executed an Option for a License Agreement on September 19, 2012, as amended on 14 June 2017 (the “Agreement”);
WHEREAS, the Parties wish to further amend the Agreement as set forth below;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to the following terms and conditions:
1. All capitalized terms used in this Second Amendment, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.
2. Article 1.64(b) shall be deleted in its entirety and replaced with the following:
“with respect to each of the A33 Program [***].”
3. This Second Amendment and the Agreement constitute the entire agreement of the parties and supersedes any and all prior agreements, written or oral, between Servier and MacroGenics relating to the subject matter of this First Amendment and the Agreement and neither may be amended unless agreed to in writing by both parties.
[Signature page follows]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this First Amendment to be executed by their respective duly authorized representative.

MacroGenics, Inc.		Les Laboratoires

Name:	[***]	Name:	[***]
[***]

Title:	[***]	Title:	[***]

Date:	[***]	Date:	[***]

Institut de Recherches Servier

		Name:	[***]

		Title:	[***]

		Date:	[***]